UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Cheniere Energy, Inc. is filing this Report to provide updates of certain information regarding its business, operations and financial information, as set forth below in this Item 8.01. As used in this Form 8-K, unless we indicate otherwise or the context otherwise requires, the terms “our,” “we,” “us,” “Cheniere” and similar terms refer to Cheniere Energy, Inc. and our subsidiaries.

Forward-Looking Statements

This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among others:

•	statements that we expect to commence or complete construction of our Sabine Pass liquefied natural gas, or LNG, receiving terminal, or any expansions thereof, by certain dates, or at all;

•	statements regarding any financing transactions or arrangements;

•	statements relating to the construction of our Sabine Pass LNG receiving terminal, including statements concerning the engagement of any engineering, procurement and construction, or EPC, or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;

•	statements regarding any terminal use agreement, or TUA, or other agreement to be entered into or performed substantially in the future, including any cash distributions and revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification capacity that are, or may become subject to, TUAs or other contracts;

•	statements that our Sabine Pass LNG receiving terminal, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and pipeline deliverability, if any;

•	statements regarding our business strategy, our business plans or any other plans, forecasts, projections or objectives, any or all of which are subject to change; and

•	any other statements that relate to non-historical or future information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K.

2

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in this Form 8-K and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this Form 8-K. Other than as required under the securities laws, we assume no obligation to update or revise these forward-looking statements or provide reasons why actual results may differ.

Financial Information

Attached hereto as Exhibit 99.1 are financial statements for Sabine Pass LNG, L.P., or Sabine Pass LNG, which is a wholly-owned subsidiary of Cheniere, for the periods stated therein. The unaudited financial statements have been prepared on the same basis as the audited financial statements for Sabine Pass LNG and, in the opinion of management of Sabine Pass LNG, Inc., the general partner of Sabine Pass LNG, include all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information set forth therein. The past financial and/or operating performance of Sabine Pass LNG is not a reliable indicator of its future performance (particularly anticipated revenues, debt costs and expenses), and Sabine Pass LNG’s historical performance should not be used to anticipate results or future period trends.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Sabine Pass LNG, L.P. Financial Statements.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: October 30, 2006	By:	/s/ Zurab S. Kobiashvili
	Name:	Zurab S. Kobiashvili
	Title:	Senior Vice President and General Counsel

4

EXHIBIT INDEX

Exhibit Number	Description
99.1	Sabine Pass LNG, L.P. Financial Statements.